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                                                                       Exhibit 3


                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT dated as of November 19, 1998 between Daniel R. Levy, an individual with an address at 17 Buttonwood Drive, Dix Hills, New York 11746 (the "Employee"), and North Shore Capital Management Corp., a New York corporation ("North Shore"), and North Ridge Securities Corp., a New York corporation ("North Ridge") (collectively, North Shore and North Ridge will be referred to herein as the "Company"), having an office at 1895 Walt Whitman Road, Melville, New York 11747.


                              W I T N E S S E T H :

         WHEREAS, Gilman & Ciocia, Inc. ("G&C"), Joseph Clinard and the Employee have entered into a Stock Purchase Agreement dated as of November 19, 1998 (the "Stock Purchase Agreement") pursuant to which G&C is purchasing the capital stock of the Company for cash, as described in the Stock Purchase Agreement; and

         WHEREAS, the Company wishes to employ the Employee as the president of North Shore and North Ridge and the Employee wishes to accept such employment, all on the terms hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

         1. EMPLOYMENT. The Company hereby employs the Employee as the president of North Shore and North Ridge, and the Employee hereby accepts such employment, subject to the terms and conditions hereinafter set forth, under the immediate direction of the executive officers of G&C.

         2. TERM, RENEWAL. The term of the Employee's employment hereunder shall be deemed to have commenced on November 1, 1998 and shall continue thereafter for a period of five (5) years, unless terminated earlier in accordance with the terms hereof.

         3.       DUTIES.

                  (a) The duties of the Employee shall be managing the brokerage business and the general affairs of the Company. The Employee shall serve the Company loyally, faithfully and to the best of his abilities and shall devote his full working time and efforts to the performance of his duties hereunder. The Employee
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shall be available for travel as the needs of the business of the Company require.

                  (b) The Employee agrees that he will not, during the term of this Agreement, engage in any business activity that interferes with the performance of his obligations under this Agreement.

         4.       COMPENSATION, BENEFITS, ETC..

                  (a) In consideration of the services to be rendered by the Employee hereunder, the Company shall pay to the Employee, and he shall accept, compensation at an annual rate of (omitted), payable biweekly or monthly, at the Company's option. If the Company shall have satisfied the annual projections for a year as set forth in Schedule A annexed hereto, Employee shall receive an increase in annual compensation in the amount of (omitted) for the next year of the term hereof. Any other provision of this Agreement to the contrary notwithstanding, any commission payments due to the Employee by any party shall be paid directly to G&C, or its appropriate subsidiary, and no other compensation, except compensation described herein, shall be due to the Employee.

                  (b) The Employee shall receive health insurance and paid holidays, as are made available to other employees of the Company. The Employee shall receive 4 weeks of paid vacation/personal/sick days each year, which may be taken at any time up to 6 months after the year of accrual but not thereafter, subject to the Company's prior approval, which shall not be unreasonably withheld or delayed.

                  (c) The Employee shall receive reimbursement or inclusion on the Company expense account for up to $1,000 per month of discretionary business expenses, provided that receipts for such expenses are provided to the Company, and $1,500 per month for car expenses.

                  (d) The Employee shall receive (omitted) options to purchase common stock in G&C, par value $.01 (the "Stock"), at an exercise price of $8.75. The options shall be in the form of the Company's standard employee stock option and shall have a term of five (5) years from vesting. G&C shall register the issuance of the shares underlying such options with the Securities and Exchange Commission on Form S-8 and use its best efforts to maintain the effectiveness of such registration during the exercisability of said Options.

                  (e) Except as hereinafter provided in Section 6, the Company shall pay the Employee, for any period during which he is unable fully to perform his duties because of physical or mental


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disability or incapacity, an amount equal to the fixed compensation due him for such period, less the aggregate amount of all income disability benefits that he receives under or by reason of (i) any group health insurance plan; (ii) any applicable compulsory state disability law; (iii) the Federal Social Security Act; (iv) any applicable worker's compensation law or similar law; and (v) any plan towards which the Company or any parent, subsidiary or affiliate of the Company has contributed, such as group accident or health policies.

                  (f) North Ridge shall continue to insure itself and employees, including Levy, under North Ridge's errors and omissions policy in effect as of June 30, 1998 or under a reasonably comparable occurrence-based policy.

         5.       COVENANTS.

                  (a) The Employee agrees that all work produced by him under this Agreement or otherwise for the Company or NRS shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Employee hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Employee's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable and patentable works, materials and ideas (collectively "Inventions") and any improvement to any Invention, whether or not patentable, copyrightable or legally protectable or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Employee or by others with the assistance or other participation of the Employee, and (i) on the Company's premises or during the Employee's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

                  (b) The Employee shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Employee, and report promptly to the Company all information of which the Employee may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Employee shall also disclose promptly to the Board of Directors of the Company all material Inventions relating to the business, products, or projects of the Company and/or

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involving the use of the Company's time or, materials and/or facilities.

                  (c) Upon request by the Company, the Employee shall, without compensation other than the Employee's usual and customary salary, bonus and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain or uphold for its benefit patents or copyrights for, and other rights to, such Inventions and Proprietary Information relating thereto, which shall be owned by the Company, whether or not the Employee is the inventor thereof.

                  (d) The Employee shall have the right to manage the Company in the role of its chief operating officer, and shall have full authority in making decisions with regards to the following:

                           (i) setting salaries of employees' of the Company
subject to G&C's overall salary policies;

                           (ii) maintaining the Company's holiday parties and
broker retreats as consistent with prior Company practice;

                           (iii) maintaining the Company's location through
the current term of its lease unless expansion of the Company's business requires moving its offices, and, in general, maintaining the Company's office in the same geographic vicinity;

                           (iv) writing checks on behalf of the Company
solely for advances on commissions and commissions for North Ridge's registered representatives (provided that Employee shall provide the Company with supporting documentation for each such check); and

                           (v) hiring and firing of employees, brokers and
consultants subject to the review of the Company's Board of Directors provided that Employee may veto the hiring or retention of any broker on the basis of a poor securities law compliance record.

                  (e) G&C shall cause the Employee to be elected as a member of the Board of Directors of the Company during the term of employment.

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         6.       DISABILITY AND DEATH.

                  (a) If the Employee, due to physical or mental disability or incapacity, shall have been unable fully to perform his duties hereunder for any 60 days during any twelve (12) consecutive months, as determined in good faith by the Board of Directors, then the Company may terminate this Agreement and the Employee's employment hereunder by written notice to the Employee or his legal guardian, effective immediately upon delivery of such notice.

                  (b) If the Employee shall die during the term of this Agreement, this Agreement and the Employee's employment hereunder shall terminate immediately upon the Employee's death.



         7.       TERMINATION OF EMPLOYMENT.

                  (a) The Company may at any time terminate this Agreement and the Employee's employment hereunder by written notice to the Employee effective immediately upon delivery of such notice if:

                           (i) the Employee shall commit any act whether or not involving the Employee that constitutes a felony in the jurisdiction involved; or

                           (ii) the Employee engages in repeated substance abuse; or

                           (iii) the Board, after due inquiry and providing the Employee with a reasonable opportunity to be heard, shall have determined in good faith that the Employee committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company.

                  (b) The Employee may at any time terminate this Agreement and his employment hereunder by written notice to the Company effective immediately upon delivery of such notice if:

                           (i) the Company shall have committed a material breach of this Agreement that the Company shall not have cured for 30 days after notice of the particulars of the breach provided that if such material breach cannot reasonably be cured in such 30-day period, then only if the Company has not promptly begun or diligently pursued a cure; or

                           (ii) the Company, G&C or their principal officers undergo adverse publicity that renders the Company and G&C unable to conduct their businesses for more than 60 days.

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                  (c) All disputes, conflicts and claims related to this Article
7 shall be resolved by arbitration in New York City before the American Arbitration Association ("AAA") in accordance with the rules of the AAA. Judgement on any award may be entered in any court having jurisdiction thereof.

         8.       NON-DISCLOSURE OF CONFIDENTIAL
                  INFORMATION AND NON-COMPETITION.

                  (a) The Employee acknowledges that he has been informed that it is the policy of the Company to maintain as secret and confidential all information (i) relating to the products, processes, technologies, inventions, designs and/or systems used by the Company and (ii) relating to the suppliers, customers and employees of the Company (all such information hereafter referred to as "Confidential Information"), and the Employee further acknowledges that such Confidential Information is of great value to the Company. The parties hereto recognize that the services to be performed by the Employee are special and unique, and that by reason of his employment by the Company, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Employee agree, and accordingly the Employee does agree, that he will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company), for or on behalf of himself or any Person (hereinafter defined):

                           (i) at any time during his employment by the Company
                  or for 5 years after he ceases to be employed by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information (except information regarding clients of Employee listed on Schedule B as attached, and if both Employee and Joseph Clinard cease to be employed or retained by the Company then information regarding clients of both Employee and Joseph Clinard as listed on Schedules B and A respectively (hereinafter referred to as "Exempt Clients"), or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential); or

                           (ii) at any time during his employment by the
                  Company, act as or be an officer, director, stockholder, consultant or advisor, partner or employee of, or render any service for, or have any profit-

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                  sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, within a ten-mile radius around the site of any office of the Company or any affiliate of the Company, the same services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

                           (iii) at any time during his employment by the
                  Company engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, within a ten-mile radius around the site of any office of the Company or any affiliate of the Company, the same services as those provided by the Company or any corporate affiliate; or

                           (iv) at any time during his employment by the Company
                  and for a period of two years after he ceases to be employed by the Company for any reason, attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation of, business from any Person that is, or shall have been after the date hereof, a client of the Company or any affiliate of the Company except Exempt Clients (a "Client") (except on behalf of the Company), or persuade, or attempt in any manner to persuade, or communicate with, any Client to cease doing business or to reduce the amount of business that any such Client except Exempt Clients has customarily done or contemplates doing with the Company or any affiliate of the Company, whether or not the relationship between the Company and such Client was originally established in whole or in part through the efforts of the Employee; or

                           (v) at any time during his employment by the Company
                  and for a period of two years after he ceases to be employed by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have

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

                  been, in the employ of or retained by the Company and/or its affiliates; or

                           (vi) at any time during his employment by the Company
                  and the applicable period thereafter specified in each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by such clause.

As used herein, the term "Person" means any person, corporation, partnership or other entity, and the term "Client" shall mean (i) anyone who is then a client of the Company or any of its affiliates, (ii) anyone who was a client of the Company at any time during the two-year period immediately preceding the alleged prohibited conduct, and (iii) any prospective client that shall have met with a registered representative of the Company. This Section 8 shall be assignable by the Company in a sale of all or substantially all of the assets of the Company and shall apply to the continuing business conducted with such transferred assets and replacements thereof.

                  (b) The Employee shall, upon the expiration of his employment by the Company for any reason, forthwith deliver up to the Company any and all drawings, notebooks, keys and other documents and materials, or copies thereof, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a), or that are otherwise the property of the Company. This Section 8 and
Section 5(c) shall survive any expiration or other termination of this Agreement.

                  (c) The Employee agrees that any breach or threatened breach by him of any provision of this Section 8 will, because of the unique nature of the Employee's services and the Confidential Information entrusted to him as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Employee. The parties hereto understand and intend that each restriction agreed to by the Employee hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Employee further acknowledges that the Company is relying upon such covenants as an inducement to provide the Employee with employment and in connection therewith

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to permit the Employee to have continued access to Confidential Information.


         9.   INDEMNIFICATION.

                  (a) In addition to the Company's obligation to maintain its error and omissions insurance policy, the Company agrees to indemnify Employee for any settlements, judgments, damages, costs, fees and expenses arising from any suit, action or proceeding (collectively a "Claim") against the Employee (including the litigation entitled Essex National Securities, Inc., Annuity Agency of New York, Inc., and The Bank of New York, v. Sergio Toscano d/b/a Village Investments, North Shore Capital Management Corp., and North Ridge Securities Corp. except to the extent of indemnification under the Stock Purchase Agreement): if based on or relating to (i) the Employee's own direct action with a client of the Company, so long as such claim does not arise out of Employee's personal negligence or fraudulent conduct in dealing with such client, and (ii) transactions in which the Employee acted in a supervisory capacity so long as Employee's conduct was not fraudulent in connection with such transaction.

                  (b) The Employee shall immediately notify the Company in writing, with sufficient time to respond to any Claim or threatened Claim or answer or otherwise plead in any such action; provided that failure or delay to supply such notice shall not relieve the Company of its indemnification hereunder except to the extent that the Company is actually prejudiced by such failure or delay.

                  (c) In case any Claim is asserted against the Employee, and it notifies the Company of the commencement thereof, then the Company shall be entitled to participate therein, and to the extent that it may wish, to assume the defense, conduct or settlement thereof. After notice from the Company to the Employee of its election so to assume the defense, conduct or settlement thereof, the Company shall not be liable to the Employee for any legal or other expenses subsequently incurred by the Employee in connection with the defense, conduct or settlement thereof; provided, however, that if the Employee has material separate defenses that counsel to the Company would be prohibited from raising because of a conflict of interest, then the Employee shall have the right to be represented by its own counsel at the Company's expense. The Employee will cooperate with the Company in connection with any such Claim and make personnel, books and records relevant to the Claim available to the Company.

                  (d) Prior to finally settling any such Claim, the Company shall give to the Employee prompt notice of its intention to settle same and the terms of such proposed settlement. No

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settlement of any Claim shall be made without the consent of the Company.

         10. ENTIRE AGREEMENT. This Agreement, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced; PROVIDED, HOWEVER, that the Employee's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this agreement may not be assigned by the Employee, or by the Company except to an affiliate of the Company, in which case the Company shall remain liable for all of its obligations hereunder.

         12. GOVERNING LAW. All matters concerning the validity and interpretation of and performance under this Agreement shall be governed by the laws of the State of New York, except with respect to its conflict of laws provisions.

         13. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient when delivered personally or telecopied by confirmed facsimile, or three (3) business days after mailing by registered or certified mail, return receipt requested, or the next business day if sent by nationally recognized overnight courier providing for a return receipt, in each case postage prepaid, addressed as follows:

         If to Employer:
                  Gilman & Ciocia, Inc.
                  475 Northern Boulevard
                  Great Neck, NY 11021
                  Attn: Chief Financial Officer
                  Facsimile: (516) 482-5014

         with a copy to:
                  Akabas & Cohen
                  488 Madison Avenue, 11th Floor
                  New York, New York 10022
                  Attn:  Seth Akabas, Esq.
                  Facsimile: (212) 308-8582

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         If to Employee:
                  Daniel Levy
                  17 Buttonwood Drive
                  Dix Hills, New York 11746

         With a copy to:
                  Stuart Steinberg, Esq.
                  Steinberg, Fineo, Berger & Burlant, P.C.
                  1001 Franklin Ave. Suite 302
                  Garden City, New York 11630

Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed, effective ten (10) days after such notice.

         14. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         15. CONSTRUCTION. Throughout this Agreement, each pronoun shall be deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

         16. FURTHER ASSURANCES. Each party shall execute such other documents and instruments as shall be requested by the other party in order fully to accomplish the purposes of this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Employee has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.


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                                              NORTH SHORE CAPITAL MANAGEMENT
                                              CORP.




\s\ Daniel R. Levy                            By:\s\ James Ciocia
    DANIEL R. LEVY                            Name: James Ciocia
                                              Title: Vice President

                                              NORTH RIDGE SECURITIES CORP.



                                              By:\s\ James Ciocia
                                              Name: James Ciocia
                                              Title: Vice President


                                              Agreed as to
                                              Section 4(d) and
                                              Section 5(e)and
                                              payments under
                                              Sections 4(a)
                                              and 4(c), and
                                              maintenance of
                                              insurance policy
                                              under Section 4(f)
                                              GILMAN & CIOCIA,
                                              INC.


                                              By:\s\ James Ciocia
                                              Name: James Ciocia
                                              Title: President


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